UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 4, 2013


                          WESTERN STANDARD ENERGY CORP.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-51736                 20-5854735
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                 File Number)          Identification No.)

302 - 1912 Enterprise Way, Kelowna, BC, Canada                     V1Y 9S9
   (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number, including area code (778) 478-7480

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e -4(c))
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ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective December 4, 2013, our company issued an aggregate of 2,250,000 shares of common stock to at a deemed price of $0.001 per share to two of our directors. Dallas Gray received 2,000,000 shares of our common stock and Darren Jacklin received 250,000 shares of our common stock. We also issued an aggregate of 2,000,000 shares of common stock at a deemed price of approximately $0.001 per share to two consultants.

The securities were issued to four (4) non-US persons (as that term is defined in Regulation S of the Securities Act of 1933), in offshore transactions relying on Regulation S of the Securities Act of 1933.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2013

WESTERN STANDARD ENERGY CORP.


/s/ Dallas Gray
---------------------------------
Dallas Gray
President, Secretary, Treasurer
and Director

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